ICAP FUNDS, INC.

Prospectus Supplement

To Prospectuses Dated May 1, 2006

ICAP Equity Fund

ICAP Select Equity Fund

ICAP International Fund

Currently, Institutional Capital Corporation (“ICAP”) provides investment advisory services to ICAP Funds, Inc. (the “Company”) on behalf of its three series, ICAP Equity Fund, ICAP Select Equity Fund and ICAP International Fund (collectively, the “Funds”), pursuant to an agreement that has been in effect since the inception of the Company (the “Original Agreement”).

On May 18, 2006, ICAP announced that it signed a definitive merger agreement with New York Life Investment Management Holdings LLC (“NYLIM Holdings”), a subsidiary of New York Life Insurance Company, under which  ICAP will become a wholly-owned subsidiary of  NYLIM Holdings (the “Transaction”).  The Transaction is expected to close on or about June 30, 2006 (the “Closing Date”).  After the Closing Date, ICAP will be known as Institutional Capital LLC, but is referred to in this Prospectus Supplement as ICAP.

The new ownership structure resulting from the Transaction will not result in any significant changes for existing shareholders of the Funds. ICAP’s portfolio managers and key personnel after the Transaction will be the same individuals as currently employed by ICAP. Under the federal securities laws, however, a change in ownership of this type causes the Original Agreement to automatically terminate.  Accordingly, a new investment advisory agreement must be approved by each Fund’s shareholders.  In addition, other agreements currently in effect between the Company and various service providers will be replaced, although these do not require shareholder approval.

On May 22, 2006, the Company’s Board of Directors approved the continuation of the Original Agreement until the Closing Date.  As permitted under the federal securities laws, the Board also approved an interim investment advisory agreement with ICAP (the “Interim Agreement”) pursuant to which it will continue to provide investment advisory services to the Funds during the period from the Closing Date until the date a new investment advisory agreement with New York Life Investment Management LLC, a wholly owned subsidiary of NYLIM Holdings (“NYLIM”), and a new subadvisory agreement with ICAP, are approved by shareholders as described below (the “Effective Date”).  The Interim Agreement has similar, but not identical, provisions to the Original Agreement.  As previously noted, ICAP’s portfolio managers and key personnel will be the same individuals and the fees paid by shareholders of the Funds under the Interim Agreement will be the same as under the Original Agreement.

The Board also approved new investment advisory arrangements with NYLIM and ICAP which will become effective if approved by the Funds’ shareholders and will replace the Interim Agreement.  Pursuant to a new investment advisory agreement between the Funds and NYLIM (the “Proposed Agreement”), NYLIM will provide investment advisory services to the Funds.  Pursuant to a new investment subadvisory agreement between NYLIM and ICAP, ICAP will serve as subadvisor and provide portfolio services to the Funds, subject to the supervision of NYLIM (the “Proposed Subadvisory Agreement”).  Both the Proposed Agreement and the Proposed Subadvisory Agreement must be approved by a majority of each Fund’s shareholders in order to become effective.  If the Proposed Agreement and Proposed Subadvisory Agreement are not approved by shareholders, then the Board will consider other alternatives, including nominating other investment advisors to manage the Funds.

As part of the Transaction, shareholders will be asked to elect a new Board of Directors, to be comprised primarily of independent directors who serve other funds managed by NYLIM and the President of NYLIM. The current Board of Directors of the Company will resign, as of the Effective Date.

The Board has called a special meeting of shareholders of the Funds to be held on August 25, 2006 for purposes of voting on (i) the Proposed Agreement, (ii) the Proposed Subadvisory Agreement, and (iii) the election of a new Board of Directors.  Shareholders of record of the Funds at the close of business on June 9, 2006 are entitled to notice of and to vote at the special meeting.  Additional information regarding the special meeting will be contained in a proxy statement to be mailed to shareholders in advance of the meeting.  In the meantime, if you have any questions regarding the Transaction or the special meeting, please contact the Funds at 1-888-221-ICAP (4227).

The date of this Prospectus Supplement is May 26, 2006.

Please keep this Prospectus Supplement with your records.